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REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of Russell Insurance Funds:


We have audited the accompanying statements of assets and liabilities of each of the series of Russell Insurance Funds (comprised of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, and Core Bond Fund (the "Funds")), as of December 31, 1996. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of December 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 25, 1997                  /s/ Coopers & Lybrand L.L.P.

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RUSSELL INSURANCE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1996

                                                      MULTI-STYLE   AGGRESSIVE    NON-U.S.    CORE
                                                      EQUITY FUND  EQUITY FUND     FUND     BOND FUND
                                                      -----------  -----------   --------   ---------
ASSETS:
Cash . . . . . . . . . . . . . . . . . . . . .           $25,000     $25,000     $25,000     $25,000
Deferred organization costs (Note) . . . . . .            11,000      11,000      11,000      11,000
                                                         -------     -------     -------     -------
TOTAL ASSETS . . . . . . . . . . . . . . . . .            36,000      36,000      36,000      36,000

LIABILITIES:
Payable to Manager (Note). . . . . . . . . . .            11,000      11,000      11,000      11,000
                                                         -------     -------     -------     -------
NET ASSETS. . . . . . . . . . . . . . . . . . .          $25,000     $25,000     $25,000     $25,000
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
NET ASSETS CONSIST OF:
Shares of beneficial interest. . . . . . . . .               $25         $25         $25         $25
Additional paid-in capital . . . . . . . . . .            24,975      24,975      24,975      24,975
                                                         -------     -------     -------     -------
NET ASSETS . . . . . . . . . . . . . . . . . .           $25,000     $25,000     $25,000     $25,000
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------
Net asset value, offering and redemption price
per share ($25,000 divided by 2,500 shares of
$.01 par value shares of beneficial interest
outstanding, respectively) . . . . . . . . . .            $10.00      $10.00      $10.00      $10.00
                                                         -------     -------     -------     -------
                                                         -------     -------     -------     -------

NOTES:

The Russell Insurance Funds (the "Investment Company") is an open-end Investment Company established as a "Massachusetts Business Trust" under a Declaration of Trust dated July 11, 1996 and is registered under the Investment Company Act of 1940, as amended. The Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, and Core Bond Fund (the "Funds") are new series of the Russell Insurance Funds. The Funds' authorized capital consists of an unlimited number of shares of beneficial interest at a $.01 par value.

The deferred organization costs are estimated by the Funds in connection with their organization. The Funds are expected to reimburse Frank Russell Investment Management Company (the "Manager"), for the payment of these costs made in advance by the Manager. The costs have been deferred and will be amortized on a straight-line basis over a five-year period beginning January
2, 1997, the commencement of operations of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. Offering costs, including all initial registration costs, will be charged to expense during 1997 for each Fund.

The cash is in a non-interest bearing account at the Funds' custodian bank and will be held until the Funds become operational.

SUBSEQUENT EVENT:

The Funds commenced operations on January 2, 1997, with an initial investment of $30 million from the separate account of General American. This amount was allocated to each Fund as follows:

                         Multi-Style Equity Fund           $13 million
                         Aggressive Equity Fund              9 million
                         Non-U.S. Fund                       4 million
                         Core Bond Fund                      4 million